UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 5, 2008 (February 22, 2008)

M & F WORLDWIDE CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-13780	02-0423416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street, New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 572-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    This Amendment No. 1 amends the Current Report on Form 8-K of M & F Worldwide Corp. (the "Registrant") filed with the United States Securities and Exchange Commission on February 25, 2008 (the "Initial 8-K"), related to the Registrant's acquisition (the "Acquisition") of Data Management I LLC ("Data Management").  As permitted under Item 9.01(d) of Form 8-K, this Form 8-K/A amends the Initial 8-K to include financial statements of Data Management under Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K, including pro forma financial information relating to the Acquisition.

    The information in Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The audited financial statements of Data Management as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, are attached as Exhibit 99.1 to this Form 8-K/A, and are incorporated herein by reference.

(b)  Pro Forma Financial Information

The pro forma financial information relating to the Acquisition is furnished as Exhibit 99.2 to this Form 8-K/A, and is incorporated herein by reference.

(d)  Exhibits.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Audited financial statements of Data Management.

Exhibit 99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M &F WORLDWIDE CORP.

By:	/s/ Edward P. Taibi
	Name:	Edward P. Taibi
	Title:	Senior Vice President

Date: May 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Audited financial statements of Data Management.

Exhibit 99.2	Pro Forma Financial Information.